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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Report):  October 31, 1998
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                           Rowe Furniture Corporation
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             (exact name of registrant as specified in its charter)



    Nevada                        1-10226                         54-0458563
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State or other                  (Commission                     (IRS Employer
jurisdiction of                 File Number)                    Identification
                                                                    Number)


                    239 Rowan Street, Salem, Virginia  24153
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             (Address of principal executive offices     Zip Code)


Registrant's telephone number, including area code: 540-389-8671
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                                      None
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         (Former name or former address, if changed since last report)


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                             ITEMS OF INFORMATION
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Item 2.  Acquisition or Disposition of Assets

     On October 31, 1998, Rowe Furniture Corporation (the "Company") completed its acquisition of The Mitchell Gold Co., Inc. ("MGC") pursuant to the Stock Purchase Agreement, dated September 25, 1998, among the Company, MGC, and the two stockholders of MGC, Mitchell S. Gold and Robert T. Williams, Jr (the "Agreement"). The acquisition was effected through the purchase by the Company of all the issued and outstanding shares of the capital stock of MGC from Mr. Gold and Mr. Williams in exchange for a purchase price consisting of (i) an initial payment of $13 million, comprised of (1) $10 million in cash and (2) $3 million in convertible debentures, (ii) an interim earn-out amount, if earned, of $5 million and (iii) a long-term earn-out amount, if earned, up to a maximum of $19 million if the interim earn-out is not earned, and up to a maximum of $14 million if the interim earn-out is earned. The interim earn-out is based upon the financial performance of MGC during the two year period ending April 30, 2000. The long term earn-out is based upon the financial performance of MGC over a four year period ending November 30, 2002 and November 30, 2003, respectively. The Agreement was included as an exhibit to the Company's Current Report on Form 8-K filed on October 7, 1998.

     The Company funded the $10 million cash portion of the initial payment by drawing upon an existing line of credit in the ordinary course of business from its commercial bank facility.

     MGC, a manufacturer of upholstered furniture, is now operated as a wholly owned subsidiary of the Company.

Item 7.  Financial Statements and Exhibits

(1)  Financial Statements of businesses acquired.

     The financial statements required by this item will be filed with an amendment to this Form 8-K on or before January 14, 1999.

(2)  Pro forma financial information.

     The pro forma financial information required by this item will be filed with an amendment to this Form 8-K on or before January 14, 1999.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           ROWE FURNITURE CORPORATION
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                           Registrant


Date:  11-16-98            /s/Arthur H. Dunkin
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                           Arthur H. Dunkin
                           Secretary-Treasurer

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